SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549







                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 26, 1995

                    ADDINGTON RESOURCES, INC.
       (Exact Name of Registrant as Specified in Charter)

  Delaware                         0-16498            61-1125039
(State or Other                  (Commission         (IRS Employer
Jurisdiction of                   File Number)       Identification
Incorporation)                                             No.)


1500 N. Big Run Road, Ashland, Kentucky                   41102
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number,
             including area code (606) 928-3433





         Former Name or Former Address, if Changed Since
                 Last Report:  Not Applicable











             INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events.

     As more fully described in the press release issued June 27, 1995 (attached as Exhibit 99.1), on June 26, 1995, the Registrant entered into a letter of intent (a copy of which is attached as Exhibit 99.2) to sell its subsidiary, Addwest Minerals, Inc., to Cornucopia Resources Ltd.

     As more fully described in the press release issued July 5, 1995 (attached as Exhibit 99.3), the Registrant's mining technology subsidiary, Mining Technologies, Inc. (MTI), entered into a mining technology exchange agreement, among other agreements, with BHP Australia Coal Pty Ltd to sell MTI's
Australian patents on highwall mining machines and certain other related technology.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 -- Press Release dated June 27, 1995.

          Exhibit 99.2 -- Letter of Intent dated June 26, 1995 among
                          Addington Holding, Inc., Addwest Minerals,
                          Inc. and Cornucopia Resources, Ltd.

          Exhibit 99.3 -- Press Release dated July 5, 1995.
























                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ADDINGTON RESOURCES, INC.

Date: July 12, 1995           By /s/ Kirby J. Taylor
                                 Kirby J. Taylor
                                 President and Chief
                                 Operating Officer